UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2012

JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)

118-29 Queens Boulevard, Forest Hills, New York (Address of principal executive offices)	11375 (Zip Code)
(718) 286-7900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(b) Effective September 13, 2012, the Board of Directors of JetBlue Airways Corporation (the “Company”) adopted amendments to the Company's bylaws to change the voting standard for an uncontested election, and to make certain related changes and certain clarifications:

•
The standard for uncontested elections of directors was changed to a majority voting standard so that a nominee for director will be elected to the Board of Directors if the votes cast for the nominee constitute at least a majority of the shares represented and voting at a duly held meeting. Directors will continue to be elected by a plurality of the votes cast if the election is a contested election as defined in the Company's bylaws.

•
The Board of Directors will only nominate for election as a director a nominee who agreed to tender, promptly following the annual meeting at which he or she is elected as director, an irrevocable resignation that will be effective upon (a) the failure to receive the required number of votes for reelection at the next annual meeting of stockholders at which he or she faces reelection, and (b) acceptance of such resignation by the Board of Directors. In addition, the Board of Directors will not fill a director vacancy or newly created directorship with any candidate who has not agreed to tender, promptly following his or her appointment to the Board of Directors, the same form of resignation.

•
If a nominee fails to receive the required number of votes for reelection, the Board of Directors (excluding the director in question) shall, within 90 days after certification of the election results, decide whether to accept the director's resignation through a process overseen by the Corporate Governance and Nominating Committee.

This summary of the amendments is qualified in its entirety by reference to the complete copy of the amended and restated bylaws, a copy of which, marked to show changes to the former bylaws, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein (additions are underlined and deletions are struck through).

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits

Exhibit
Number	Description
3.1	Amended Consolidated Fifth Amended and Restated Bylaws of JetBlue Airways Corporation

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)
Date: September 18, 2012	By:	/s/ DONALD DANIELS
Vice President, Controller and Chief
Accounting Officer (principal accounting officer)

Exhibit Index

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits

Exhibit
Number	Description
3.1	Amended Consolidated Fifth Amended and Restated Bylaws of JetBlue Airways Corporation